UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 18, 2013

Enhance-Your-Reputation.Com,  Inc.

 (Exact name of registrant as specified in its charter)

Florida	333-174404	45-144-3512
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

822 SW Federal Hwy #83 Stuart, FL 34994
(Address of principal executive offices)

(561) 315-0696
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On November 14, 2013, the Issuer’s Board of Directors authorized the issuance of 8,000,000 shares of the Company’s restricted common stock to nine unaffiliated accredited investors in consideration of the Issuer receiving $80,000 for such shares.  The shares were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended. The Company intends to use the funds for the continuing development of its website and for working capital.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enhance-Your-Reputation.com, Inc.
(Registrant)

By:	/s/ Douglas Ward
Douglas Ward, President

Dated: November 18, 2013